UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to 240.14a-12

Horizon Pharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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Filed under Rule 14a-12

of the Securities Exchange Act of 1934

Filing by: Horizon Pharma, Inc.

Subject Company: Horizon Pharma, Inc.

SEC File No. of Horizon Pharma, Inc.: 001-35238

This Schedule 14A filing consists of a presentation that will be used by Horizon Pharma, Inc. (“Horizon”) in investor meetings and conferences beginning on June 23, 2014. Certain information contained in the presentation relating to Vidara Therapeutics International Ltd. (“Vidara”) and ACTIMMUNE® has been provided by Vidara.

Forward Looking Statements

The presentation contains forward-looking statements, including, but not limited to, statements related to the anticipated consummation of a business combination transaction between Horizon and Vidara and the timing and benefits thereof, Horizon’s and the combined company’s strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio, development programs and management structure, and other statements that are not historical facts. These forward-looking statements are based on Horizon’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Horizon’s ability to complete the transaction with Vidara on the proposed terms and schedule; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for Horizon, as well as the combined company, including uncertainty of the expected financial performance and results; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company’s shares could decline, as well as other risks related to Horizon’s business, including Horizon’s dependence on sales of DUEXIS and VIMOVO and its ability to increase sales of its DUEXIS, VIMOVO and RAYOS/LODOTRA products; competition, including potential generic competition; the ability of Horizon to protect its intellectual property and defend its patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2013. Horizon undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction with Vidara, Horizon and Vidara will be filing documents with the SEC, including the filing by Horizon of a preliminary and definitive proxy statement/prospectus relating to the proposed transaction and the filing by Vidara of a registration statement on Form S-4 that will include the proxy statement/prospectus relating to the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Horizon stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON, VIDARA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, by directing a request to Horizon’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon’s Investor Relations department at 224-383-3000 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Horizon and its directors and executive officers and Vidara and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Horizon in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Horizon is also included in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 13, 2014. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Horizon as described above.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

NASDAQ:  HZNP
June 2014
Filed under Rule 14a-12 of the Securities Exchange Act of 1934
Filing by: Horizon Pharma, Inc.
Subject Company: Horizon Pharma, Inc.
SEC File No. of Horizon Pharma, Inc.: 001-35238
The following is a slide presentation relating to the proposed transactions described therein that was made available beginning on June 23, 2014.
Horizon Pharma, Inc.

Forward-Looking Statements

This presentation contains forward-looking statements, including, but not limited to, statements related to the anticipated consummation of a business combination transaction between Horizon Pharma and Vidara Therapeutics and the timing and benefits thereof, Horizon Pharma’s and the combined company’s strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio, development programs and management structure, and other statements that are not historical facts.  These forward-looking statements are based on Horizon Pharma’s current expectations and inherently involve significant risks and uncertainties.  Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Horizon Pharma’s ability to complete the transaction with Vidara on the proposed terms and schedule; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for Horizon Pharma, as well as the combined company, including uncertainty of the expected financial performance and results; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company’s shares could decline, as well as other risks related to Horizon Pharma’s business, including
Horizon Pharma’s dependence on sales of DUEXIS and VIMOVO and its ability to increase sales of its DUEXIS, VIMOVO and RAYOS/LODOTRA products; competition, including potential generic competition; the ability of Horizon Pharma to protect its intellectual property and defend its patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in
Horizon Pharma's SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2013.  Horizon Pharma undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.

Additional Information

In connection with the proposed transaction, Horizon Pharma and Vidara Therapeutics will be filing documents with the
SEC, including the filing by Horizon Pharma of a preliminary and definitive proxy statement/prospectus relating to the proposed transaction and the filing by Vidara Therapeutics of a registration statement on Form S-4 that will include the proxy statement/prospectus relating to the proposed transaction.  After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Horizon Pharma stockholders in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT
ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS WHEN THEY BECOME AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON PHARMA, Vidara THERAPEUTICS AND THE
PROPOSED TRANSACTION.  Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, by directing a request to
Horizon Pharma’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook
Road, Suite 520, Deerfield, IL 60015 or to Horizon Pharma’s Investor Relations department at 224-383-3000 or by email to
investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon Pharma’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”
Horizon Pharma and its directors and executive officers and Vidara Therapeutics and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Horizon Pharma in connection with the proposed transaction.  Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above.  Additional information regarding the directors and executive officers of Horizon Pharma is also included in Horizon Pharma’s Annual Report on Form 10-K for the
year ended December 31, 2013, which was filed with the SEC on March 13, 2014.  These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Horizon Pharma as described above.
This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
For full prescribing information refer to product websites.

Note Regarding Use of Non-GAAP Financial Measures

Horizon Pharma provides non-GAAP net income (loss) and net income (loss) per share financial measures that include adjustments to
GAAP figures.  These adjustments to GAAP exclude non-cash items such as stock compensation and depreciation and amortization, non-
cash interest expense, and other non-cash charges.  Certain one-time or substantive events may also be included in the non-GAAP adjustments periodically when their magnitude is significant within the periods incurred.  EBITDA, or earnings before interest, taxes, depreciation and amortization, is also used and provided by Horizon Pharma as a non-GAAP financial measure.  Horizon Pharma believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of
Horizon Pharma’s financial performance.  The non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of operational results and trends.  In addition, these non-GAAP financial measures are among the indicators Horizon Pharma’s management uses for planning and forecasting purposes and measuring Horizon Pharma’s performance.
These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  The non-GAAP financial measures used by Horizon Pharma may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies.

(1) On a non-GAAP basis
(2) Pending the closing of the acquisition of Vidara Therapeutics International Ltd. which is expected this summer
(3) RAYOS is known as LODOTRA outside the United States
Profitable
(1)
, specialty pharma company with accelerating growth
Integrated commercial model with analytics as its foundation
Four products targeting unmet therapeutic needs in primary care, orphan diseases
(2)
and specialty segments
•
VIMOVO
®
(naproxen/esomeprazole)
•
DUEXIS
®
(ibuprofen/famotidine)
•
ACTIMMUNE
®
(interferon gamma 1b)
(2)
•
RAYOS
®
(prednisone) delayed-release tablets
(3)
Tax efficient corporate platform facilitating an aggressive business development strategy via product/company acquisitions
(2)
Proven leadership team

Horizon Pharma Overview

Accelerating Growth in Revenues and EBITDA

~497% Year-over-Year
Net Sales Growth
2011 2012 2013 2014E
(1)
1Q 2013 1Q 2014
$6.9
$18.8
$74.0
$275.0
$8.7
$51.9
$(46.8)
$(73.3)
$(33.5)
$(16.6)
$11.0
$(150.0)
$(100.0)
$(50.0)
$-
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
Net Sales Adjusted EBITDA
(1)
Midpoint of 2014 guidance provided on May 9, 2014 for net sales of $270  - $280 million and adjusted EBITDA of $80 - $90 million which included ACTIMMUNE results for the assumed period of August through December 2014 and excluded transaction related expenses. By this presentation, Horizon is not confirming or updating its May 9, 2014 financial guidance.
$85.0

Integrated Commercial Model
Leading-Edge, Value-Based Analytics
Differentiated
Sales Approach
Do What is Right
for the Patient
Optimize
Value
Prescriptions
Made Easy
•
Rep profile – B2B
•
Funnel
management
•
Optimized targeting
•
Total office and
pharmacy call
•
Uncapped incentives
•
$0 co-pay program
•
Ensure ubiquity
•
Align WAC and
co-pay
•
Maximize net
revenues
•
Understand the
interplay of
pricing, managed
care control and
script volume
•
Eliminate script
fulfillment friction
•
Specialty pharmacy
channel
•
HZNP guarantees
reimbursement

30,000
25,000
20,000
15,000
10,000
5,000
0

1,400
1,200
1,000
800
600
400
200
0

Integrated Commercial Model (continued)
DUEXIS Unique Prescribers and Adopters Continue to Grow

Added 200+ new writers every week for last 20 months
(1) Source: IMS Xponent data
Number of Unique Writers
(1)
13% increase over last 3 months
Number of Unique Adopters (5+ TRx)
(1)
19% increase over last 3 months
Unique Prescribers
+13% Over Last 3 Months and
Unique Adopters (5+ Rx/week)
+19% Over Last 3 Months

1,800
1,600
1,400
1,200
1,000
800
600
400
200
0

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
65%
88%
National Average
PME

1.90
1.80
1.70
1.60
1.50
1.40
1.30
1.20
1.10
1.00
1.47
1.81
National Average
PME

~35% of DUEXIS Prescriptions Through PME (May 2014)
Rx Filled
Refill Rate
(May 2014)
(2)
Fill Rate
(1)

Prescriptions-Made-Easy™ (PME) Specialty
Pharmacy Program Driving Prescriptions
2013 2014
(1)
National Average fill rate calculated by subtracting IMS Monthly Claims national average rejections and reversals from total patients that had a claim adjudicated (1 – rejections – reversals) and Pharmacy Pilot fill rate based on total patients contacted by the pharmacy that provide insurance information and fill their prescription (total patients that fill Rx / total patients that are contacted and have insurance information)
(2)
National Average refill rate based on IMS NPA Monthly

Vimovo®
(naproxen/esomeprazole magnesium)

DUEXIS®
(ibuprofen and famotidine) Tablets
800 mg/26.6 mg

ACTIMMUNE®
(Interferon gamma-1b)

Vimovo®
(naproxen/esomeprazole magnesium)

RAYOS®
(Prednisone) Delayed-release Tablets

HORIZON

Primary Care Orphan Diseases

Four US Products in Three Market Segments
(1) Pending the closing of the acquisition of Vidara Therapeutics International Ltd. which is expected this summer
(2) RAYOS is known as LODOTRA outside of the United States
(1)
Specialty
250 sales reps
•
PCPs
•
Ortho surgeons
•
Podiatrists
Six sales reps
40 sales reps
•
Rheumatologists
(2)
•
Academic  medical
centers
•
Family Practice ID and
Immunology

Vimovo®
(naproxen/esomeprazole magnesium)
375/20–500/20 mg delayed-release tablets

DUEXIS®
(ibuprofen and famotidine) Tablets
800 mg/26.6 mg

HORIZON

(1)
Singh and Rosen Ramey. J Rheumatol. 1998;51(suppl):8–16.
(2)
Geis et al. J Rheumatol. 1996;18:11–14
(3) M.Wolfe, et.al.; Gastrointestinal Toxicity of Nonsteroidal Anti-inflammatory Drugs; NEJM; vol. 340; no. 24; June 1999.
(4) BMC Musculoskeletal Disorders 2006, 7:79
(5) Sturkenboom, et.al.; Aliment Pharmacol Ther 2003; 18:1137-1147
• GI intolerance incidence: up to 50% (1)
• Endoscopic ulcers incidence: 15-46% (2)
• Leads to 107k hospitalizations and 16.5k deaths
per year (3)
• 76% of MDs do not prescribe concomitant GI
therapy (4)
• 37% of patients non-compliant; increased to
61% by the 3rd prescription (5)
Novel, proprietary formulations of two of the most prescribed
NSAIDs combined with a GI protectant in a single pill
NSAID-INDUCED
GI TOXICITY
POOR PHYSICIAN AND
PATIENT COMPLIANCE
VIMOVO
VIMOVO
DUEXIS
DUEXIS
Naproxen NSAID Ibuprofen
Esomeprazole
magnesium (PPI)
GI
Protectant
Famotidine
(H2
antagonist)
BID Dosing TID
VIMOVO & DUEXIS
Addressing an Unmet Medical Need

600
500
400
300
200
100
0
Generic Ibuprofen
DUEXIS
Generic Naproxen
VIMOVO

VIMOVO as the “Smarter Naproxen”
There is only ~30% TRx overlap of
VIMOVO and DUEXIS prescribers
(1)
VIMOVO
Prescribers
DUEXIS DUEXIS
Prescribers Prescribers
Weekly New Rx (k)
Product Positioning
Minimal Overlap with
Existing Targets Underlying Market Potential
…leading to limited overlap in existing
writers of VIMOVO and DUEXIS…
The market potential for ibuprofen and
naproxen underlying NSAID is large,
segmented, and largely untapped…
…VIMOVO and DUEXIS are
highly synergistic and meet different
patient needs

Significant Market Opportunity for both
VIMOVO and DUEXIS with Minimal Overlap
•
Focus on HCPs that need an NSAID,
but are also concerned with
protection (gold-standard protection,
etc.)
•
Focus on underlying Naproxen
prescribers
•
Focus on HCPs that need best-in-
class pain relief and protection
(rapid onset, gold standard
efficacy, etc.)
•
Focus on underlying Ibuprofen
prescribers
DUEXIS as the “Smarter Ibuprofen”
(1)
Source:  Healthcare Analytics (SHA) Prescriber Level Data from June 2013 – August 2013

(naproxen/esomeprazole magnesium)
Delayed-Release Tablets
375/20 and 500/20 mg
Indicated for the relief of signs and symptoms of osteoarthritis, rheumatoid arthritis and ankylosing spondylitis and to decrease the risk of developing gastric ulcers in patients at risk of developing
NSAID-associated gastric ulcers
See full prescribing information at www.vimovo.com

$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
($ in millions)
$25.0
$20.0
$34.0
2012
2013
Q1:14

Highly Synergistic VIMOVO Acquisition
(1) AstraZeneca Annual Reports
Product Highlights
Product Highlights
• Acquired Nov. 18, 2013 from
AstraZeneca
• $35 million one time payment
• Leverages existing commercial
infrastructure
• Focus on commercial payors
• Maximizing value through price and
lower patient co-pay
• Rapid growth in VIMOVO revenues

Net Sales
Net Sales
(1)
(1)
Perfect example of value arbitrage we are trying to capture in our BD strategy

VIMOVO Off to Strong Start in 2014
LARGE MARKET
OPPORTUNITY
COMMERCIAL
DYNAMICS
EXECUTION
•
Large NSAID market
(>100M TRx/year)
•
Naproxen NSAID in
U.S. with over 16M
TRx/year
•
Peak annual
VIMOVO demand of
~600k scripts and
run rate of ~300k
scripts at YE13
•
Branded NSAIDs in Tier
3 position
•
VIMOVO priced at
monthly WAC of $799,
WAC/TRx of ~$820
•
84% of claims
approved
•
$0 target co-pay
•
May 2014 NRx +2% vs.
April 2014
•
May 2014 TRx +4% vs.
April 2014
•
May 2014 TRx dollars
of ~$21.6M
•
April 2014 TRx dollars
of ~$20.8M

250 Primary Care Reps + 40 Specialty Reps Selling VIMOVO
HZNP – Full Launch of VIMOVO on February 3, 2014
Source:  IMS NPA Monthly data; IMS Claims data – Commercial Only

DUEXIS®

(ibuprofen and famotidine) Tablets
800 mg/26.6 mg

DUEXIS®
(Ibuprofen and Famotidine) Tablets
800 mg/26.6 mg
90 Tablets
Rx ONLY
ATTENTION PHARMACIST: Dispense attached Medication Guide to each patient.

For the relief of signs and symptoms of
rheumatoid arthritis and osteoarthritis and to
decrease the risk of developing upper
gastrointestinal ulcers in patients who are taking
ibuprofen for those indications
See full prescribing information at www.DUEXIS.com

DUEXIS Scripts Continue to Grow
250 Sales Reps Promoting to Primary Care and ORS

LARGE MARKET
OPPORTUNITY
MANAGED
CARE
EXECUTION
•
Large NSAID market
(100M+ TRx/year)
•
Ibuprofen is leading
NSAID in U.S. with
over 33M TRx/year
•
Branded NSAIDs in Tier
3 position
•
Monthly WAC of $799,
average WAC/Rx of
~$720
•
82% of claims
approved
•
$0 target co-pay
•
NRx/TRx continue to
grow
•
May 2014 TRx +8% vs.
April 2014
•
May 2014 NRx +6% vs.
April 2014
•
May TRx dollars of
~$16.8M
•
April TRx dollars of
~$15.7M
Source:  IMS Xponent data; IMS Claims data - Commercial Only

25,000
20,000
15,000
10,000
5,000
0
Jan 12
Feb 12
Mar 12
Apr 12
May 12
Jun 12
Jul 12
Aug 12
Sep 12
Oct 12
Nov 12
Dec 12
Jan 13
Feb 13
Mar 13
Apr 13
May 13
Jun 13
Jul 13
Aug 13
Sep 13
Oct 13
Nov 13
Dec 13
Jan 14
Feb 14
Mar 14
Apr 14
May 14

$35
$30
$25
$20
$15
$10
$5
$0
$0.9
$1.4
$2.4
$5.7
$4.9
$9.5
$21.5
$23.1
$13.9
Q1:12
Q2:12
Q3:12
Q4:12
Q1:13
Q2:13
Q3:13
Q4:13
Q1:14

DUEXIS Quarterly
Net Sales Growth ($M)
Sales Force
Expansion
TRx
NRx
Price Increase
from $198 WAC
to $502 WAC
Price Increase
from $502 WAC
to $677 WAC
Price Increase
from $677 WAC
to $799 WAC

DUEXIS Monthly
TRx and NRx
(2)
(1)
DUEXIS Scripts Continue to Grow (continued)
DUEXIS Scripts Continue to Grow (continued)
Source: IMS Xponent Data
(1)
Includes one-time amount of $1.4M due to change in timing of revenue recognition.
(2)
Includes one time reversal of managed care rebate in the amount of $2.4M

For reduction of the frequency and severity of serious infections associated with Chronic Granulomatous Disease and for delaying time to disease progression in patients with severe, malignant osteopetrosis
(Interferon gamma-1b)
Injection
Pending the closing of the acquisition of Vidara Therapeutics International Ltd. which is expected this summer
See full prescribing information at www.actimmune.com

• On March 19, 2014, announced the acquisition of Vidara Therapeutics
International Ltd. for 31.35 million shares of Horizon stock, $200 million in cash and plan to become Horizon Pharma plc
• Closing is currently projected to be this summer
• ACTIMMUNE
– Recombinant biologic approved in two ultra orphan indications, CGD and SMO
–
Realized $58.9 million in net revenues in 2013
– Commercial rights in U.S., Canada, Japan and certain LA, Asian and other ROW territories
– Two U.S. patents extending to 2022; perpetual Genentech know-how license
– Potential for label expansion, including Friedreich’s ataxia and eczema herpeticum
• Total headcount of 24, including 6 sales reps with biologic and orphan experience
• Horizon Pharma plc corporate structure
– Corporate headquarters:  Dublin, Ireland
– Bermuda headquarters:  Hamilton (IP & BLA)
– U.S. headquarters:  Deerfield, IL

Vidara Therapeutics Acquisition Overview
Pending the closing of the acquisition of Vidara Therapeutics International Ltd. which is expected this summer

• Pricing
Currently priced at $308K per patient per year
Pricing analyses in process to determine optimal pricing strategy
• Penetration
CGD and SMO penetration is <25%
Opportunity to increase penetration rates with increased commitment to selling and marketing
• New Presentations/Formulations
~25% of scripts are for Medicaid covered patients
$0.01 sales price per vial
New presentation/formulation – reestablish value-based pricing with Medicaid
• New Indications
12 patient trial in Freidrich’s Ataxia reading out in 2H:14
Eczema herpeticum

Growth Potential for ACTIMMUNE
Pending the closing of the acquisition of Vidara Therapeutics International Ltd. which is expected this summer

Delayed-Release Low-Dose Prednisone approved in the U.S. for treatment of
Rheumatoid Arthritis, Polymyalgia Rheumatica, Psoriatic Arthritis, Ankylosing
Spondylitis, Asthma and Chronic Obstructive Pulmonary Disease*
(prednisone)
Delayed-Release Tablets
Note:  RAYOS is known as LODOTRA outside the United States
*For full list of indications, see full prescribing information at: www.RAYOSrx.com

RAYOS Commercial Overview
HIGH UNMET NEED IN
RA & PMR
COMMERCIAL
DYNAMICS
EXECUTION
•
1.8M RA Patients,
majority suffer from
morning symptoms
•
1.1M PMR Patients,
majority suffer from
morning symptoms
•
~10M annual TRx
•
~3M annual
prednisone Rx’s
•
40 Rheum Specialists
calling on 3,000+
rheumatologists
•
May 2014 TRx +4% vs.
April 2014
•
May 2014 NRx -1% vs.
April 2014
•
May TRx dollars of
~$1.72M
•
April TRx dollars of
~$1.67M
May 2014 TRx +4% vs. April 2014
Note:  RAYOS is known as LODOTRA outside the United States

Source:  IMS NPA Monthly data; IMS Claims data - Commercial Only
•
Majority Tier 3
position
•
RAYOS priced at $933
WAC per 30-count
bottle, WAC per Rx of
$1,600
•
88% of claims
approved
•
$0 target co-pay

• DUEXIS
– 6 issued U.S. patents
– Settled Par Pharmaceutical PIV litigation by granting a non-exclusive right to market a generic product beginning January 1, 2023, or earlier under certain circumstances
• VIMOVO
– 8 issued U.S. patents with protection to at least 2022
– Five generic companies have filed ANDA PIV against VIMOVO
o
Dr. Reddy’s non-infringement challenge in court system (Pisano, NJ)
o
Court ordered mediation is in process (no trial date set)
• RAYOS
– 5 issued U.S. patents with protection to at least 2024
– Horizon responded to a PIV Patent Certification received from Watson on July 15, 2013 by filing a patent infringement lawsuit against Watson on Aug. 27, 2013 in New Jersey – no trial date set
• ACTIMMUNE
(1)
– Two U.S. patents extending to 2022; perpetual Genentech know-how license
Long Life Proprietary Products
(1) Pending the closing of the acquisition of Vidara Therapeutics International Ltd. which is expected this summer

DUEXIS

CELEBREX

VIOXX

HUMIRA

ARTHROTEC

Daypro

mobic

President & CEO,
IDM Pharma
(Orphan/Osteosarcoma;
sold to Takeda)
Todd Smith
EVP, Chief Commercial
Officer
Agouron, Achillion, Abbott,
Bayer, Fenwal
VP/GM, Abbott Immunology
Led global development & launch of HUMIRA ($11+B in sales)
Wyeth, Searle, Merck and
Abbott
Marketed 12 NSAIDs, including
Celebrex, VIOXX, Arthrotec,
Mobic, Daypro, Brufen
Jeff Sherman, M.D.
EVP, Chief Medical Officer
BMS, Searle, Takeda, IDM Pharma

Proven Leadership Team
Extensive Commercial, Development and M&A Experience
Bob Carey
EVP, Chief Business Officer
JMP Securities, Dresdner Kleinwort
Wasserstein,
Vector Securities
Board Member
Raptor (orphan); XOMA (orphan)
Egalet (opioid); BIO
Bob De Vaere
(1)
EVP, Chief Financial Officer
IDM Pharma, Nexa Therapeutics,
Epimmune, Vista Medical
Paul Hoelscher
(1)
EVP, Finance
Chief Financial Officer - Elect
OfficeMax, Alberto Culver/Unilever,
KPMG LLC
Ben Bove
SVP, Marketing & Analytics
Galt & Company, Abbott, Fenwal
Jeff Kent, M.D.
SVP, Medical Affairs
Searle (Celebrex/Bextra), Abbott
(HUMIRA)
Tim Walbert
Chairman, President & CEO
(1)
Bob De Vaere will retire , effective September 30, 2014 and enter into a one-year consulting agreement with the Company; Paul Hoelscher  will serve as  Executive Vice
President, Finance, effective June 23, 2014 and Chief Financial Officer, effective October 1, 2014

Leverage Core
Commercial Strengths
Adjacencies to Current
Capabilities
Important Unmet Need
• Pursue products with differentiated clinical benefits
• U.S. products/companies with on-market assets
• Leverage 250 person primary care sales force
• Leverage 40 person specialty sales force
• Build upon orphan presence with ACTIMMUNE
• Differentiated and/or underappreciated assets with targeted approach regardless of therapeutic area
• Opportunistic targets which provide geographic expansion
• Immediate accretion
• Attractive financial returns
• Long life assets
Maximize Shareholder
Value Creation
Business Development Strategy

($ in millions)
Period 1Q 2014 % Change from
1Q 2013 2Q 2013 3Q 2013 4Q 2013 FY 2013 1Q 2014 1Q 2013 4Q 2013
Net Sales by Product
VIMOVO - $          - $          - $          1.0 $         1.0 $         34.0 $       NM NM
DUEXIS 4.8            9.5            21.6          23.1          59.0          13.9          190% -40%
RAYOS
(1)
0.4            0.4            1.8            3.2            5.8            3.3            727% 3%
LODOTRA
(1)
3.5            1.2            0.7            2.8            8.2            0.7            -80% -75%
Total Net Sales 8.7 $         11.1 $       24.1 $       30.1 $       74.0 $       51.9 $       497% 73%
Adjusted EBITDA
(3)
(16.6) $     (13.9) $     (0.8) $       (1.0) $       (32.3) $     11.0 $       NM NM
1Q 2014 and Full Year 2013 Results
• Adjusted 1Q 2014 non-GAAP net income was $11.0 million, or $0.16 non-
GAAP basic earnings per share and $0.13 non-GAAP diluted earnings per share
(1) RAYOS is known as LODOTRA outside the United States
(2) Not meaningful
(3) Adjusted EBITDA reflects adjustments  for Vidara acquisition costs

(2)

Adjusted Financials Reconciliation

($ in thousands)
Fiscal Year Ended December 31, Three Months Ended March 31,
2011 2012 2013 2013 2014
GAAP Net Loss (113,265) $  (87,794) $    (149,005) $  (22,171) $          (206,250) $
Loss on derivative revaluation -               -               69,300        -                      204,030
Intangible impairment charge 69,621        -               -               -                      -
Depreciation and intangible amortization expense 4,199           5,538           9,310           1,922                 5,403
Interest expense, net 6,284           14,525        39,178        3,603                 4,207
Other expense, net -               56                -               -                      667
Foreign exchange loss (gain) 1,023           (489)             (1,206)         905                     38
Benefit for income taxes (14,683)       (5,171)         (1,121)         (881)                    (1,105)
Non-GAAP Adjustments 66,444 $     14,459 $     115,461 $   5,549 $             213,240 $
EBITDA (46,821) $    (73,335) $    (33,544) $    (16,622) $          6,990 $
Adjustments for Vidara acquisition costs -               -               1,252           -                      4,049
Total Non-GAAP Adjustments 66,444        14,459        116,713      5,549                 217,289
Adjusted EBITDA (46,821) $    (73,335) $    (32,292) $    (16,622) $          11,039 $

Adjusted Financials Reconciliation (continued)

Three Months Ended
($ in thousands)
March 31,
2014
GAAP Net Loss (206,250) $
Loss on derivative revaluation 204,030
Intangible amortization expense (net of tax effect) 4,680
Stock based compensation 1,927
Amortization of debt discount and deferred financing costs 2,333
Depreciation expense 376
Amortization of deferred revenue (161)
Non-GAAP Adjustments 213,185
Non-GAAP Net Income (Loss) 6,935 $
Adjustments for Vidara acquisition costs 4,049
Total Non-GAAP Adjustments 217,234
Adjusted Non-GAAP Net Income (Loss) 10,984 $
GAAP Net Loss per common share - basic (3.07) $
Non-GAAP Adjustments 3.23
Adjusted Non-GAAP Basic Earnings (Loss) per Share 0.16 $
Dilutive earnings per share effect of common stock equivalents (0.03)
Adjusted Non-GAAP Net Income (Loss) per Common Share - Diluted 0.13 $

(in millions)
As of 3/31/14
Pro Forma for
Vidara Acquisition
Balance Sheet
Balance Sheet
Cash $103.4 n/a
Debt $150.0
(1)
$450.0
(2)
Capitalization
Capitalization
(3) (3)
Basic Shares Outstanding 71.4 102.8
Fully Diluted Shares Outstanding
(4)
90.4 121.8
Financial Highlights

(1)
Gross amount of 5% convertible notes outstanding, excluding debt discount
(2)
Includes  $300 million senior secured credit agreement; see following slide for further details.
(3)
Includes all issued and outstanding securities, vested and unissued RSUs and contingent stock options. Pro Forma column includes 31,350,000 shares issued to Vidara shareholders upon closing and assumes no existing warrants, options or RSUs are exercised between 3/31/14 and closing.
(4)
Excludes shares issuable upon conversion of $150 million convertible note.

•
On June 19, 2014, we announced an agreement with a group of lenders to provide Horizon with $300 million in financing that will replace the $250 million bridge loan commitment received from Deerfield Management Company, L.P., announced on March 19, 2014

Senior Secured Credit Agreement
Loan Commitment Senior secured term loans
Size $300 million
Term 5 years
Interest Rate L + 8.0% (LIBOR Floor: 1.0%) or the prime lending rate + 7.0% (at each borrower’s option)
Make-whole T+50 bps for two years and callable thereafter at a premium:
Year 3: 104, year 4: 102, year 5: 100
Amortization None
Accordion (1) Unlimited subject to (i) minimum EBITDA of $70 million, (ii) maximum senior secured net leverage ratio < 3.5x (cash netting cap of $50 million) and (iii) maximum total net leverage ratio < 5.5x (cash netting cap of $50 million)
Timing Coincident with the closing of the proposed acquisition of Vidara
Use of proceeds To effect the proposed acquisition of Vidara, pay related transaction fees and expenses and for general corporate purposes
(1)
EBITDA to reflect certain adjustments and be calculated on a Last Quarter Annualized basis for any test period ending on or prior to June 30, 2015, after which EBITDA shall be calculated on a Last Twelve Months Basis after giving pro forma effect to any acquisitions and dispositions that have occurred during the test period and on or before the calculation date.

Appendix Appendix

Horizon Pharma History

2005 2008 2010 2011 2012 2013
Founded in Palo
Alto, CA
Relocates
to IL
DUEXIS
U.S. Approval
4-2011
$50M IPO
(NASDAQ:  HZNP)
DUEXIS
U.S. Launch
$111M Raised:
$60M in Debt and
$51M in Equity
$86M Equity
Raise
RAYOS
U.S.
Approval
7-2012
RAYOS
U.S. Launch
T. Walbert
joins as CEO
Acquisition of
VIMOVO
$150M Convert
VIMOVO
HZNP
U.S. Launch
2014
Vidara
Acquisition
(1)
&
$300M Loan
(1)
Pending the closing of the acquisition of Vidara Therapeutics International Ltd. which is expected this summer
Acquisition of private,
Switzerland-based Nitec
Pharma (RAYOS)

VIMOVO:  Significant Reduction in Gastric Ulcers
Cumulative observed incidence of Gastric Ulcers
*P<0.001 Ec Naproxen vs. VIMOVO
Source:  VIMOVO Approved Package Insert, October 2012
*
*

4.1
23.1
7.1
24.3
0
5
10
15
20
25
30
VIMOVO EC
Naproxen
VIMOVO EC
Naproxen
Study 301 Study 302

(a)
Patients (%)
P < 0.001
3.0
28.4
PN 400
(n = 99)
EC naproxen
(n = 102)
(b)
Patients (%)
P < 0.001
6.4
22.2
PN 400
(n = 329)
EC naproxen
(n = 324)

VIMOVO: Gastric Protection with or without Low Dose Aspirin (LDA) Pooled Cumulative incidence of Gastric Ulcer with or without LDA 35 Aliment Pharmacol Ther 2010; 32: 401-413 LDA Users LDA Non-Users

36 Source:  DUEXIS Approved Package Insert, April 2011
20.0%
DUEXIS
TID
Ibuprofen
800 mg TID
10.5%
N=190 N=380
p-value = 0.002
8.7%
N=216 N=447
17.6%
DUEXIS
TID
Ibuprofen
800 mg TID
p-value = 0.0004
Statistically significant less dyspepsia vs. ibuprofen
5% vs. 8%
(p-value = 0.009)
All other treatment-emergent GI adverse events were similar
~50 % Reduction in Gastric or Upper GI Ulcers
REDUCE-1, Patients with
Endoscopic Gastric Ulcer (%)
REDUCE-2, Patients with
Endoscopic Upper GI Ulcer (%)
DUEXIS Met Primary Endpoints in Phase 3 Trials

Inflammatory cytokine levels
and pain and stiffness scores

Inflammatory cytokine levels
and pain and stiffness scores

RELEASE
10pm 2am 6am 10am
Pain &
Stiffness
High
Cytokine
release
RELEASE
High
10pm 2am 6am 10am
RAYOS Synchronizes Pharmaceutical Delivery with
Therapeutic Need

Notes:  Illustrative only
STANDARD PREDNISONE
- Current regimen too late
- Morning administration does not mediate
nocturnal cytokine peak
LODOTRA
- Optimal nocturnal release regimen
- Convenient bedtime dosing
- Reduces morning stiffness and pain
Pain &
Stiffness
Cytokine
release
DOSING
RAYOS is known as LODOTRA outside the United States

Note: RAYOS is known as LODOTRA outside the United States
Diff.
(1.7X)
Diff.
(2.5X)
Diff.
(2.8X)
CAPRA-2 - Pivotal U.S. Phase 3 Study

LODOTRA
Placebo
p-value = 0.0002 p-value = 0.0027 p-value = 0.0955
% of Patients with Improvement
Source:  Arthritis Rheum 2010 (62 suppl 10:392)
48.5%
22.7%
7.0%
28.6%
9.2%
2.5%
ACR 20 ACR 50 ACR 70
Strong, Significant
Improvement in
ACR 20 and ACR 50
350 Patients
Randomized 2:1
DMARD Use (MTX)
Included in Trial
Safety Comparable
to Placebo
RAYOS - Significantly Improved ACR 20/50 Response

RAYOS Delivers Superior to Immediate-Release
Prednisone in Reducing Morning Stiffness

CAPRA-1 (Pivotal EU Phase 3 Study)
23% mean relative reduction in morning stiffness after 3 months
Sustained reduction of morning stiffness (~50% reduction)
Reduction in IL-6 levels (~30% after 3 months, ~40% after 12 months)
Relative change from baseline in duration of morning stiffness for the safety set of the open phase
IR PREDNISONE GROUP
SWITCHED TO
LODOTRA
DOUBLE BLIND
PHASE
p-value = 0.045
Mean Immediate Release Prednisone Group
Mean LODOTRA Group
Note: RAYOS is known as LODOTRA outside the United States
-80
-70
-60
-50
-40
-30
-20
-10
0
10
20
0 1 2 3 4 5 6 7 8 9 10 11 12 13
Study Month
OPEN LABEL PHASE
Source:
The Lancet, 2008 (371:205-14)

NASDAQ:  HZNP
June 2014
Horizon Pharma, Inc.
Filed under Rule 14a-12 of the Securities Exchange Act of 1934
Filing by: Horizon Pharma, Inc.
Subject Company: Horizon Pharma, Inc.
SEC File No. of Horizon Pharma, Inc.: 001-35238
described therein that was made available beginning on June 23, 2014.
The following is a slide presentation relating to the proposed transactions